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                                                                 EXHIBIT 10.53
                           FOURTH AMENDMENT TO CREDIT
                             AND SECURITY AGREEMENT


     This Fourth Amendment to Credit and Security Agreement, made and entered into as of the 1st day of April, 1996, by and between NationsBank of Tennessee, N.A., a national banking association (the "Bank"), Advocat Inc., a Delaware corporation ("Borrower"), and the Subsidiaries, as defined in the Credit and Security Agreement by and between the Bank, the Borrower and the Subsidiaries, dated as of October 12, 1994, as amended from time to time (the "Loan Agreement"). Capitalized terms not otherwise described herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H:

     WHEREAS, pursuant to the terms of the Loan Agreement, the Bank committed to loan to the Borrower and the Subsidiaries amounts not to exceed $17,500,000; and,

     WHEREAS, Borrower has certain short-term working capital needs which may exceed the Borrower's availability as defined by the Borrowing Base under the Credit Facility; and,

     WHEREAS, by Third Amendment to Credit and Security Agreement dated as of December 1, 1995 (the "Third Amendment"), Bank agreed to permit Borrower to request and receive funds under the Credit Facility in excess of the amount available under the Credit Facility, calculated in accordance with the Borrowing Base, pending the closing of the refinancing of the TDLP First Mortgage Indebtedness; and,

     WHEREAS, Bank agreed to permit such overadvances under the Credit Facility, through April 1, 1995, subject to the terms and conditions contained in the Third Amendment; and,

     WHEREAS, the Borrower has requested that the Termination Date, as defined in Section 2 of the Third Amendment be extended through May 1, 1996; and,

     WHEREAS, the parties desire to execute this Fourth Amendment to extend the Termination Date through May 1, 1996, and to set forth certain other agreements between the parties, as more particularly described herein,

     NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Bank, the Borrower and the Subsidiaries hereby agree as follows:

     1. Extension of Termination Date. Section 2 of the Third Amendment is hereby modified to delete the reference to April 1, 1996, and substitute in its place, May 1, 1996, it being the intent of the parties that the Termination Date shall be the earlier of (i) the date on which the refinancing of the TDLP First Mortgage Indebtedness is completed, or (ii) May 1, 1996.





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     2. Waiver of Covenant Default.  Borrower acknowledges that Borrower failed to meet the requirements for the Fixed Charge Coverage Ration set forth in
Section 5.2(r)(iii) for the period ending December 31, 1995, resulting in Borrower being in default under the terms of the Loan Agreement. Bank hereby waives the default created by the failure of Borrower to comply with Section 5.2(r)(iii) as of December 31, 1995. Such waiver by Bank is limited to the period ending December 31, 1995, and shall not be deemed to be a waiver of any other default by Borrower under the terms of the Loan Agreement.

     3. Joinder of Guarantors. The Guarantors, by executing this Amendment, hereby confirm that the terms and conditions of the Guaranty Agreements executed by each of the Guarantors dated as of October 12, 1994, continue in full force and effect, and the Obligations (as defined in the Guaranty Agreements) shall include any amounts advanced as an Overadvance, pursuant to the terms of the Loan Agreement. This Amendment shall be deemed to be an amendment to the Guaranty Agreements, to the extent required, to confirm that the Guarantors' obligations under the Guaranty Agreements include, without limitation, any Overadvance funded pursuant to the terms of the Loan Agreement.

     4. No Default. The Borrower and the Subsidiaries hereby confirm that no Event of Default currently exists, and, to the best of the Borrower's and the Subsidiaries' knowledge, no condition presently exists or is anticipated which, with the passage of time, the giving of notice, or both, would constitute an Event of Default.

     5. Ratification. The Borrower and the Subsidiaries hereby restate and ratify the terms and conditions of the Loan Agreement as of the date hereof, and each acknowledge that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and date first above written.

NATIONSBANK OF TENNESSEE                ADVOCAT INC., a Delaware
N.A.                                    Corporation



BY:                                     BY:
   -----------------------                  --------------------------
     Roy Haisley
     Vice President                     TITLE:
                                               -----------------------
          "BANK"                                     "BORROWER"





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                                        DIVERSICARE LEASING CORP.,
                                        a Tennessee Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------


                                        DIVERSICARE MANAGEMENT
                                        SERVICES CO., a Tennessee Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------


                                        ADVOCAT ANCILLARY SERVICES,
                                        INC., a Tennessee Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------


                                        DIVERSICARE CANADA
                                        MANAGEMENT SERVICES CO., a
                                        Canada Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------


                                        DIVERSICARE GENERAL
                                        PARTNER, INC., a Texas Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------





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                                        FIRST AMERICAN HEALTH CARE,
                                        INC., an Alabama Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------


                                        DAUPHIN HEALTH CARE FACILITY,
                                        INC., an Alabama Corporation

                                        BY:
                                            --------------------------

                                        TITLE:
                                               -----------------------





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